Exhibit 99.2


                              ORPHAN MEDICAL, INC.
                        PRO FORMA CONDENSED BALANCE SHEET
                              AS OF MARCH 31, 2003
                                   (UNAUDITED)

                                                                     HISTORICAL       ADJUSTMENTS        PRO FORMA
                                                                   ------------------------------------------------
                                                                                          (A)
Assets
Current assets:
   Cash and cash equivalents                                       $  2,250,434      $ 29,802,938      $ 32,053,372
   Restricted cash                                                      251,744                             251,744
   Accounts receivable, less allowance for doubtful accounts
     of $40,300 and $25,000, respectively                             2,961,103                           2,961,103
   Inventories                                                        2,028,739          (502,938)        1,525,801
   Prepaid expenses and other                                           574,882                             574,882
                                                                   ------------------------------------------------
   Total current assets                                               8,066,902        29,300,000        37,366,902

Property and equipment:
   Property and equipment                                             2,121,126                           2,121,126
   Accumulated depreciation                                          (1,052,520)                         (1,052,520)
                                                                   ------------------------------------------------
                                                                      1,068,606                           1,068,606

                                                                   ------------------------------------------------
   Total assets                                                    $  9,135,508      $ 29,300,000      $ 38,435,508
                                                                   ================================================

Liabilities and shareholders' equity
Current liabilities:
   Accounts payable                                                   1,400,479                           1,400,479
   Accrued royalties                                                    197,311                             197,311
   Accrued compensation                                               1,314,782                           1,314,782
   Accrued expenses                                                   2,077,438           546,244         2,623,682
                                                                   ------------------------------------------------
   Total current liabilities                                          4,990,010           546,244         5,536,254

   Capital lease obligation-less current maturities                      74,084                              74,084

   Commitments

Shareholders' equity:
   Senior Convertible Preferred Stock, $.01 par value;
    14,400 shares authorized; 8,706 shares issued and
    outstanding                                                              87                                  87
   Series B Convertible Preferred Stock, $.01 par value;
     5,000 shares authorized; 3,816 shares issued and
     outstanding                                                             38                                  38
   Series C Convertible Preferred Stock, $.01 par value;
     4,000 shares authorized; 0 shares issued and outstanding                --                                  --
   Series D Convertible Preferred Stock, $.01 par value;
     1,500,000 shares authorized; 0 shares issued and
     outstanding                                                             --                                  --
   Common stock, $.01 par value; 25,000,000 shares authorized;
     10,519,509 issued and outstanding                                  105,195                             105,195
   Additional paid-in capital                                        74,676,311                          74,676,311
   Accumulated deficit                                              (70,710,217)       28,753,756       (41,956,461)
                                                                   ------------------------------------------------
Total shareholders' equity                                            4,071,414        28,753,756        32,825,170

                                                                   ------------------------------------------------
Total liabilities and shareholders' equity                         $  9,135,508      $ 29,300,000      $ 38,435,508
                                                                   ================================================

(A) - Increase in cash resulting from sale of product rights and inventory related to sale of Busulfex(R) (busulfan) Injection. Additional liabilities for costs related to transaction including severance, outplacement and professional services.

                        PRO FORMA STATEMENTS OF OPERATIONS
                              ORPHAN MEDICAL, INC.
                    FOR THE THREE MONTHS ENDED MARCH 31, 2003
                                   (UNAUDITED)

                                                  HISTORICAL        ADJUSTMENTS      PRO FORMA
                                                 ----------------------------------------------
                                                                       (B)
Revenues                                         $  4,568,267     ($ 1,964,776)    $  2,603,491

Cost of sales                                         746,720         (331,213)         415,507
                                                 ----------------------------------------------

Gross Profit                                        3,821,547       (1,633,563)       2,187,984

Operating expenses:
   Research and development                         1,696,883         (312,662)       1,384,221
   Sales and marketing                              4,160,430         (619,297)       3,541,133
   General and administrative                       1,825,777         (107,542)       1,718,235
                                                 ----------------------------------------------

Total operating expenses                            7,683,090       (1,039,501)       6,643,589
                                                 ----------------------------------------------

Loss from operations                               (3,861,543)        (594,062)      (4,455,605)

Other income:
   Interest, net                                        7,841                             7,841
                                                 ----------------------------------------------

Net loss                                           (3,853,702)        (594,062)      (4,447,764)

Less:  Preferred stock dividends                      234,090                           234,090
                                                 ----------------------------------------------

Net loss attributable to common shareholders     ($ 4,087,792)    ($   594,062)    ($ 4,681,854)
                                                 ==============================================

Basic and diluted loss per common share          ($      0.39)                     ($      0.45)
                                                 ============                      ============

Weighted average number of shares outstanding      10,472,263                        10,472,263
                                                 ============                      ============

(B) - Reduction of revenues and expenses as a result of the transaction.

                       PRO FORMA STATEMENTS OF OPERATIONS
                              ORPHAN MEDICAL, INC.
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                   (UNAUDITED)

                                                  HISTORICAL       ADJUSTMENTS       PRO FORMA
                                                 ----------------------------------------------
                                                                       (C)
Revenues                                         $ 16,130,169     ($ 7,748,158)    $  8,381,011

Cost of sales                                       2,191,598       (1,136,118)       1,055,480
                                                 ----------------------------------------------

Gross Profit                                       13,938,571       (6,612,040)       7,326,531

Operating expenses:
   Research and development                         6,618,091       (1,428,568)       5,189,523
   Sales and marketing                             12,518,498       (2,520,259)       9,998,239
   General and administrative                       6,458,308         (430,169)       6,028,139
                                                 ----------------------------------------------

Total operating expenses                           25,594,897       (4,378,996)      21,215,901
                                                 ----------------------------------------------

Loss from operations                              (11,656,326)      (2,233,044)     (13,889,370)

Other income:
   Interest, net                                      255,178                           255,178
                                                 ----------------------------------------------

Net loss                                          (11,401,148)      (2,233,044)     (13,634,192)

Less:  Preferred stock dividends                      922,170                           922,170
                                                 ----------------------------------------------

Net loss attributable to common shareholders     ($12,323,318)    ($ 2,233,044)    ($14,556,362)
                                                 ==============================================

Basic and diluted loss per
   common share                                  ($      1.19)                     ($      1.41)
                                                 ============                      ============

Weighted average number of shares outstanding      10,349,679                        10,349,679
                                                 ============                      ============

(C) - Reduction of revenues and expenses as a result of the transaction.